UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2002

                    Federal Agricultural Mortgage Corporation
                  ----------------------------------------------
             (Exact name of registrant as specified in its charter)


    Federally chartered
    instrumentality of
    the United States                    0-17440                 52-1578738
-------------------------------        ------------            --------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)



1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.            20036
-----------------------------------------------------------         ------------
      (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700


                                    No change
                              --------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

               99 Letter from United States Senate Committee on Agriculture, Nutrition, and Forestry to the Comptroller General of the United States dated June 26, 2002

Item 9.  Regulation FD Disclosure.

     In a letter dated June 26, 2002, the United States Senate Committee on Agriculture, Nutrition, and Forestry requested that the U. S. General Accounting Office assist the Committee in its continued oversight of the Registrant to ensure that the Registrant's "mission continues to be met in a financially sound manner." The letter is filed as Exhibit 99 hereto and incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:   Jerome G. Oslick
                                        Title:  Vice President - General Counsel




Dated:      June 26, 2002

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

99                 Letter from United States Senate Committee on       5
                   Agriculture, Nutrition, and Forestry to the Comptroller General of the United States dated June 26, 2002

                              United States Senate
                                  Committee on
                      Agriculture, Nutrition, and Forestry
                            Washington, DC 20510-6000
                                  202-224-2035
                              TTY/TDD 202-224-2587
                                  June 26, 2002

The Honorable David Walker
Comptroller General of the United States
U.S. General Accounting Office
441 G Street, NW
Washington, DC 20548

Dear Mr. Walker:

We are requesting that you assist our Committee in its continued oversight of the Federal Agricultural Mortgage Corporation (Farmer Mac). This government sponsored enterprise was chartered by Congress to provide increased credit to the agricultural sector of the economy. In seeking your assistance we want to ensure that Farmer Mac's mission continues to be met in a financially sound manner.

Farmer Mac has undergone substantial public attention in recent months. Specific criticisms include the independence of Farmer Mac's Board Members, over-compensation of executives, insider control of stock, inadequate capital and reserves and questionable investment practices.

While some of these questions can be addressed by Farmer Mac and its regulator, the Farm Credit Administration, we believe that an independent analysis of these concerns is justified due to the seriousness of the issues and the potential for statutory conflicts. The recent release of corporate governance standards by both private and government entities makes this evaluation a timely one for your consideration.

Specifically, the Committee requests that the GAO investigation address: (1) the financial stability of Farmer Mac; (2) its corporate governance; (3) its compensation policy, including the granting of stock options; (4) its investment practices and strategy; (5) the non-voting status of its Class C stock; and (6) its fulfillment of its Congressionally-established mission. We ask that this report provide potential legislative or regulatory recommendations to address any shortcomings found in these areas.

Thank you for your consideration of this request. Please contact Doug O'Brien of the Committee staff (224-2035) if you have any questions.

                                   Sincerely,


      Tom Harkin                                Richard G. Lugar
      Chairman                                  Ranking Member